Q2 2023 RESULTS

Nasdaq Global Market: CCLD, CCLDP, CCLDO

August 3, 2023

A leading provider of technology-enabled services and solutions that redefine the healthcare revenue cycle



Safe Harbor Statements

This presentation contains forward-looking statements within the meaning of the federal securities laws. These statements relate to anticipated future events, future results of operations or future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may," "might," "will," "shall," "should," "could," "intends," "expects," "plans," "goals," "projects," "anticipates," "believes," "seeks," "estimates," "forecasts," "predicts," "possible," "potential," "target," or "continue" or the negative of these terms or other similar terms and phrases.

Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Forward-looking statements in this presentation include, without limitation, statements reflecting management's expectations for future financial performance and operating expenditures, expected growth, including our ability to continue as a going concern, to raise additional capital and to succeed in our future operations, profitability and business outlook, increased sales and marketing expenses, and the expected results from the integration of our acquisitions.

Forward-looking statements are only current predictions and are subject to substantial known and unknown risks, uncertainties, and other factors that may cause our (or our industry's) actual results, levels of activity, performance, or achievements to be materially different from those anticipated by such statements. These factors include our ability to:

- Manage our growth, including acquiring, partnering with, and effectively integrating acquired businesses into our infrastructure and avoiding legal exposure and liabilities associated with acquired companies and assets;
- Retain our clients and revenue levels, including effectively migrating new clients and maintaining or growing the revenue levels of our new and existing clients;
- Maintain operations in our offshore offices in a manner that continues to enable us to offer competitively priced products and services;
- Keep pace with a rapidly changing healthcare industry;
- Consistently achieve and maintain compliance with a myriad of federal, state, foreign, local, payor and industry requirements, regulations, rules, laws and contracts;
- Maintain and protect the privacy of confidential and protected Company, client and patient information;
- Develop new technologies, upgrade and adapt legacy and acquired technologies to work with evolving industry standards and third-party software platforms and technologies, and protect and enforce all of these and other intellectual property rights;
- Attract and retain key officers and employees, and the continued involvement of Mahmud Haq as Executive Chairman and A. Hadi Chaudhry as Chief Executive Officer and President, all of which are critical to our ongoing operations, growing our business and integrating of our newly acquired businesses;
- Comply with covenants contained in our credit agreement with our senior secured lender, Silicon Valley Bank a division of First-Citizens Bank & Trust Company and other future debt facilities;
- Pay our monthly preferred dividends to the holders of our preferred stock;
- Compete with other companies developing products and selling services competitive with ours, and who may have greater resources and name recognition than we have;
- Respond to the uncertainty resulting from the ongoing Covid-19 pandemic and the impact it may have on our operations, the demand for our services, our projected results of operations, financial performance or other financial metrics or any of the foregoing risks and economic activity in general; and
- Keep and increase market acceptance of our products and services.

Although we believe that the expectations reflected in the forward-looking statements contained in this presentation are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements.

In this presentation, we disclose certain non-GAAP historical and projected financial measures, including Adjusted EBITDA. We believe that these non-GAAP financial measures provide useful information to both management and investors by excluding certain items and expenses that are not indicative of our core operating results or do not reflect our normal business operations. Our use of non-GAAP financial measures has certain limitations in that such non-GAAP financial measures may not be directly comparable to those reported by other companies. We seek to compensate for the limitation of our non-GAAP presentation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable U.S. GAAP measures. Investors are encouraged to review the related U.S. GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable U.S. GAAP financial measures.

The statements in this presentation are made as of the date of this presentation, and the Company does not assume any obligations to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

CareCloud

Hosts for Second Quarter 2023 Earnings Call



Mahmud Haq
Founder & Executive Chairman



A. Hadi Chaudhry
Chief Executive Officer & President



Larry Steenvoorden
Chief Financial Officer



Kimberly Blanche
General Counsel

CareCloud



A. Hadi Chaudhry

Chief Executive Officer & President

Generative AI

EMPOWERING EVERY CLINIC. ELEVATING PATIENT CARE.

- CareCloud and Google Cloud are partnering to bring generative AI to CareCloud solutions.
- The collaboration allows small and medium-sized practices, which frequently have limited resources, to harness the advantages of generative AI.
- The first CareCloud solution using generative AI is expected to launch in the coming months.

CareCloud Google Cloud

Evidence-based care plans

Real-time medical queries to improve care response

New clinician onboarding

Front-end cost estimations for clinic and patient

Emerging Opportunities – Middle East


Kuwait
Pakistan
Bahrain
Qatar
United Arab Emirates
Saudi Arabia
Oman

CareCloud

2022 Bookings – Go-Live



2022 Bookings
Go-live
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
5%
95%
61%
Bookings ACV
Q2 2023
Annualized Revenue
Pre/Production
Not in production
Q2 revenue annualized

2022 Bookings – Go-Live – Product Category



2022 Tech-enabled RCM Bookings Go-live
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
5%
95%
94%
Bookings ACV
Q2 2023 Annualized Revenue
Pre/Production
Not in production
Q2 revenue annualized



2022 CareCloud Force Bookings Go-live
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
4%
96%
65%
Bookings ACV
Q2 2023 Annualized Revenue
Pre/Production
Not in production
Q2 revenue annualized



2022 Wellness Bookings Go-live
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
7%
93%
21%
Bookings ACV
Q2 2023 Annualized Revenue
Pre/Production
Not in production
Q2 revenue annualized



Larry Steenvoorden

Chief Financial Officer

Q2 & H1 2023 Highlights



Revenue
(18%)
$29.4
$72.6
$59.4
Q2 2023
H1 2022
H1 2023
Net income (loss)
(158%)
($1.8)
$3.9
($2.2)
Q2 2023
H1 2022
H1 2023
Adjusted EBITDA
(31%)
$3.8
$11.7
$8.1
Q2 2023
H1 2022
H1 2023
Adjusted net income
(58%)
$1.4
$9.1
$3.8
Q2 2023
H1 2022
H1 2023

CareCloud

$ in millions. Percent change reflects H1 2022 to H1 2023
See reconciliations of non-GAAP results in the Appendix

H1 2023 Revenues



YTD 2023 Revenues
Technology-enabled business solutions
Medical practice management
Other healthcare IT services
$51.2
$6.4
$1.8



YTD 2023 Revenue
86%
49%
15%
1%
21%
14%
11%
3%
Technology-enabled services
Other services
Technology-enabled revenue cycle management
Cloud-based software-as-a-service
Digital health
Healthcare IT professional services
Medical practice management
Other services

Most customers who utilize technology-enabled revenue cycle management use one or more elements of CareCloud's core technology (EHR or PM)

CareCloud

Capitalization as of July 31, 2023

	Common Stock	Series A Preferred Stock	Series B Preferred Stock
Stock Symbol	Nasdaq: CCLD	Nasdaq: CCLDP	Nasdaq: CCLDO
Stock Price[1]	$3.35	$27.38	$22.68
Outstanding Shares[1]	15.6 million	4.5 million	1.5 million
Equity Value	$52 million	$124 million	$33 million
Share Structure/ Terms	• Public Float: 10.3 M shares • Fully Diluted: 17.3 M shares • Insiders: ~34%	• Dividend: 11% of redemption value ($25.00), paid monthly • Non-convertible • Redeemable at $25.00 per share at Company's option • Redemption value: $113 M	• Dividend: 8.75% of redemption value ($25.00), paid monthly • Non-convertible • Redeemable at $25.75 per share starting 2/2024, steps down to $25.00 by 2/2027 • Redemption value: $36 M



CareCloud Enterprise Value
$ Millions
$200
$150
$100
$50
-
$52
$157
$10.0
$7.7
$211
Common Stock
Preferred Stock
Debt
Cash
Enterprise Value

[1] Stock prices and shares as of July 31, 2023
Debt and cash as of June 30, 2023

CareCloud

CareCloud

Thank You!

Nasdaq Global Market: CCLD, CCLDP, CCLDO

Corporate
carecloud.com

Investor Relations
IR.carecloud.com

Bill Korn, Chief Strategy Officer
bkorn@carecloud.com

Asher Dewhurst, Westwicke
carecloudIR@westwicke.com
443.213.0503

Appendix

Non-GAAP Financial Measures Reconciliation

($000s) Adjusted EBITDA to GAAP net income	2021	2022	Q2 2022	Q2 2023	H1 2022	H1 2023
GAAP net income (loss)	**$ 2,836**	**$ 5,432**	**$ 2,737**	**$ (1,832)**	**$ 3,877**	**$ (2,233)**
Provision (benefit) for income taxes	157	177	25	82	89	147
Net interest expense	440	364	104	275	199	405
Foreign exchange / other expense	241	712	(108)	191	(164)	183
Stock-based compensation expense	5,396	4,914	1,184	1,502	2,071	2,574
Depreciation and amortization	12,195	11,725	2,936	3,341	5,876	6,379
Transaction and integration costs	1,364	876	306	107	408	179
Net loss on leases, restructuring, impairment & unoccupied lease charges	2,005	1,138	463	153	621	422
Change in contingent consideration	(2,515)	(3,090)	(630)	-	(1,230)	-
Adjusted EBITDA	**$ 22,119**	**$ 22,248**	**$ 7,017**	**$ 3,819**	**$ 11,747**	**$ 8,056**

($000s) Adjusted net income to GAAP net income	2021	2022	Q2 2022	Q2 2023	H1 2022	H1 2023
GAAP net income (loss)	**$ 2,836**	**$ 5,432**	**$ 2,737**	**$ (1,832)**	**$ 3,877**	**$ (2,233)**
Foreign exchange / other expense	241	712	(108)	191	(164)	183
Stock-based compensation expense	5,396	4,914	1,184	1,502	2,071	2,574
Amortization of purchased intangible assets	8,880	6,277	1,651	1,251	3,456	2,574
Transaction and integration costs	1,364	876	306	107	408	179
Net loss on leases, restructuring, impairment & unoccupied lease charges	2,005	1,138	463	153	621	422
Change in contingent consideration	(2,515)	(3,090)	(630)	-	(1,230)	-
Income tax expense (benefit) related to goodwill	290	75	(9)	38	27	64
Non-GAAP Adjusted Net Income	**$ 18,497**	**$ 16,334**	**$ 5,594**	**$ 1,410**	**$ 9,066**	**$ 3,763**

CareCloud

Please note that adjusted EBITDA and adjusted net income are not audited and such information is subject to risks and uncertainties and should be reviewed in conjunction with GAAP financial results reported in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.